UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

EXPLANATORY NOTE

On July 31, 2017, Ichor Holdings, Ltd. (the “Company”) filed a Current Report on Form 8‑K (the “July 8‑K”) with the Securities and Exchange Commission (the “SEC”) to report the purchase by Ichor Holdings, LLC (“Ichor”), a wholly owned subsidiary of the Company, of Cal‑Weld, Inc (“Cal‑Weld”).

The Company stated in the July 8‑K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8‑K not later than 71 calendar days after the date the July 8‑K was required to be filed with the SEC. The Company hereby amends the July 8‑K in order to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements of Cal‑Weld as of and for the years ended June 30, 2017 and June 30, 2016, and in each case the notes thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial statements of Ichor Holdings, Inc. as of and for the six months ended June 30, 2017 and as of and for the year ended December 30, 2016, and in each case the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of KPMG LLP.
99.1	The audited financial statements of Cal‑Weld as of and for the years ended June 30, 2017 and June 30, 2016, and in each case the notes thereto.
99.2

The unaudited pro forma condensed consolidated financial statements of Ichor Holdings, Inc. as of and for the six months ended June 30, 2017 and as of and for the year ended December 30, 2016, and in each case the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: October 6, 2017	/s/ Maurice Carson
Name: Maurice Carson
Title: President and Chief Financial Officer